UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2025
Brighthouse Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37905	81-3846992
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11225 North Community House Road,	Charlotte,	North Carolina	28277
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (980) 365-7100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BHF	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 6.600% Non-Cumulative Preferred Stock, Series A	BHFAP	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 6.750% Non-Cumulative Preferred Stock, Series B	BHFAO	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 5.375% Non-Cumulative Preferred Stock, Series C	BHFAN	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 4.625% Non-Cumulative Preferred Stock, Series D	BHFAM	The Nasdaq Stock Market LLC
6.250% Junior Subordinated Debentures due 2058	BHFAL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01. Other Events.

On November 6, 2025, Brighthouse Financial, Inc. (the “Company”), a Delaware corporation, Aquarian Holdings VI L.P., a Delaware limited partnership (“Parent”), Aquarian Beacon Merger Sub Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Parent (“Merger Sub”), and Aquarian Holdings LLC, a Delaware limited liability company, solely for the purpose of certain provisions, entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, at the closing of the transactions contemplated by the Merger Agreement, Merger Sub will merge with and into the Company, with the Company surviving as an indirect wholly-owned subsidiary of Parent (the “Merger”).

On November 6, 2025, the Company distributed the following materials with respect to the proposed Merger, the full text of which are attached hereto as Exhibits 99.1, 99.2 and 99.3 and incorporated herein by reference:

•E-Mail from Eric Steigerwalt, President and Chief Executive Officer of the Company, to all employees of the Company and Employee FAQs (Exhibit 99.1)
•E-Mail from the Company to the Company’s distribution partners (Exhibit 99.2)
•Aquarian Fact Sheet (Exhibit 99.3)

Forward-Looking Statements

This Form 8-K contains various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. Words such as “estimate,” “expect,” “project,” “may,” “will,” “could,” “intend,” “goal,” “target,” “guidance,” “forecast,” “preliminary,” “objective,” “continue,” “aim,” “plan,” “believe” and similar expressions or the negative of those expressions or verbs, identify forward-looking statements. Readers are cautioned that these statements are not guarantees of future performance. Forward-looking statements are not historical facts but instead represent only the Company’s beliefs regarding future events, which may by their nature be inherently uncertain, and some of which may be outside the Company’s control.

Such forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors include, among others, the Company’s ability to complete the Merger on the timeframe or in the manner currently anticipated or at all, including due to a failure to obtain the regulatory approvals required for the closing of the Merger or the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the Merger Agreement; the effect of the pendency of the Merger on the Company’s ongoing business and operations, including disruption to the Company’s business relationships, the diversion of management’s attention from ongoing business operations and opportunities, or the outcome of any legal proceedings that may be instituted against Parent or the Company following announcement of the Merger; restrictions on the conduct of the Company’s business prior to the closing of the Merger and on the Company’s ability to pursue alternatives to the Merger; the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; other factors that may affect future results of the Company; and management’s response to any of the aforementioned factors.

Furthermore, such forward-looking statements speak only as of the date of this Form 8-K. Except as required by law, the parties undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Risks or uncertainties (i) that are not currently known to the parties, (ii) that the parties currently deem to be immaterial or (iii) that could apply to any company could also materially adversely affect the future results of the Company. Additional information concerning certain factors is contained in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including but not limited to its most recent Annual Report on Form 10-K, as well as subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

The information contained on or connected to any websites referenced in this Form 8-K is not incorporated by reference into this Form 8-K.

Where to Find Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed transaction. In connection with the proposed transaction, the Company will file a proxy statement with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the common stockholders of the Company. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement (when available) and other documents filed by the Company with the SEC at http://www.sec.gov. Free copies of the proxy statement, once available, and the Company’s other filings with the SEC may also be obtained from the Company. Copies of documents filed with the SEC by the Company will be made available free of charge on the Company’s investor relations website at https://investor.brighthousefinancial.com/.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in its definitive proxy statement which was filed with the SEC on April 29, 2025, under the captions “Proxy Summary—Our Board of Directors: Composition and Qualifications,” “Proxy Summary—Executive Compensation Program Overview,” “Compensation Discussion and Analysis” and “Certain Relationships and Related Person Transactions—Security Ownership of Certain Beneficial Owners and Management.” Investors may obtain additional information regarding the interests of such participants by reading the proxy statement and other relevant materials regarding the proposed transaction when they become available.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1*	E-Mail from Eric Steigerwalt, President and Chief Executive Officer of the Company, to employees of the Company and Employee FAQs.
99.2*	E-Mail from the Company to the Company’s distribution partners.
99.3*	Aquarian Fact Sheet.
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*    Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHTHOUSE FINANCIAL, INC.

By:	/s/ Jacob M. Jenkelowitz
	Name:	Jacob M. Jenkelowitz
	Title:	Corporate Secretary

Date: November 6, 2025

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